LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED JANUARY 4, 2013

TO THE SUMMARY PROSPECTUS

DATED JANUARY 31, 2012 OF

LEGG MASON BATTERYMARCH S&P 500 INDEX FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated January 31, 2012, as supplemented on March 26, 2012, May 31, 2012 and December 21, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated January 31, 2012, as supplemented on March 26, 2012, May 31, 2012, December 21, 2012 and January 4, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated September 30, 2011 are incorporated by reference into this Summary Prospectus.

Please retain this supplement for future reference.

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